Goodwill and Intellectual Property	9 Months Ended
Sep. 30, 2019
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Intellectual Property

NOTE 3:	GOODWILL AND INTELLECTUAL PROPERTY

On February 7, 2019, the Company entered into an Exclusive License and Management Agreement (the “License Agreement”) with WALA, INC., which conducts business under the name ArcMail Technology (“ArcMail”). Under the License Agreement, the Company was granted the exclusive right and license to receive all benefits from the marketing, selling and licensing, of the ArcMail business products, including, without limitation, the good will of the business. The term of the License Agreement is twenty-seven (27) months, with the following payments to be made by the Company to ArcMail: (i) $200,000 upon signing the License Agreement; (ii) monthly payments starting 30 days after the execution of the License Agreement in the amount of $25,000 per month during months 1-6; (iii) monthly payments in the amount of $30,000 per month during months 7-17; and (iii) in month 18, final payment in the amount of $765,000. As of September 30, 2019, the balance of payments due under the License Agreement was $1,180,000. In connection with the execution of the License Agreement, two other agreements were also executed: (a) a Stock Purchase Rights Agreement, under which the Company has the right, though not the obligation, to acquire 100% of the issued and outstanding shares of stock of ArcMail from Rory Welch, the CEO of ArcMail (the right can be exercised over a period of 27 months); and (b) a Business Covenants Agreement, under which ArcMail and Mr. Welch agreed to not compete with the Company’s use of the ArcMail business under the License Agreement for a period of twenty-four (24) months. Mr. Welch shall continue to serve as ArcMail’s CEO. The Company has not purchased any outstanding shares under the Stock Purchase Rights Agreement.

On September 16, 2019, the Company entered into an Asset Purchase Agreement (the “APA”) with DMBGroup, LLC (“DMB”) to acquire certain assets collectively known as DataExpressTM, a software platform for secure sensitive data transfer within the hybrid cloud. The total purchase price of approximately $2.8 million consists of: (i) a $410,000 cash payment at closing; (ii) a promissory note in the amount of $940,000, payable in the amount of $41,661 over 24 monthly payments starting on October 15, 2019, accruing at a rate of 6% per annum; (iii) assumption of approximately $98,000 in liabilities and, (iv) approximately 2,465,753 shares of our common stock, representing $1,350,000. In addition, the Company acquired the business processes and the employees performing those processes became employees of the Company. As a result, this transaction is recorded as a business combination for accounting and reporting purposes. As of September 30, 2019, the common shares have not been issued and are recorded as a stock subscription from a business combination.

The acquired assets of DMB consisted of: (i) intellectual and related intangible property including applications and associated software code and trademarks with initial assigned value of $1,142,500; (ii) assumed contracts of existing customers and the books and records of the DMBGroup for the previous two (2) year period with zero initial assigned value; (iii) transferred equipment with zero initial assigned value; (iv) $81,000 of cash; and, (v) goodwill of approximately $1,574,189. The assumed liabilities consist of member loans of approximately $98,000. Goodwill recorded represents our initial estimate of the excess of consideration paid over the fair value of the net assets acquired in this business combination. The Company did not record any amortization of the identified intellectual property of DataExpressTM from September 16, 2019 until September 30, 2019 as the Company is continuing to evaluate the fair value of the acquired intellectual property and its estimated useful life.

At closing, the Company assigned $447,507 of accounts receivable to DMB towards payment of: (i) the $410,000 cash down payment; (ii) $17,210 towards the member loans; and, (iii) $20,297 towards payment of liabilities that DMB will pay on behalf of the Company.

The following table summarizes the components of the Company’s intellectual property as of the dates presented:

	September 30, 2019	December 31, 2018

Intellectual property:
Word press GDPR rights	$46,800	$46,800
ARALOC™	1,850,000	1,850,000
ArcMail License	1,445,000	-
DataExpressTM	1,142,500	-
	4,484,300	1,896,800
Accumulated amortization	(1,028,189)	(108,467)
Intellectual property, net of accumulated amortization	$3,456,111	$1,788,333

The Company recognized amortization expense of approximately $336,000 and $920,000 for the three and nine months ended September 30, 2019. The company did not recognize any amortization expense for the nine months ended September 30, 2018.